              Olympic Automobile Receivables Trust  1996 - A


                   Monthly  Servicer's  Certificate






    Accounting Date:                                  August 31, 1996
    Determination Date:                               September 5, 1996
    Distribution Date:                                September 15, 1996
    Monthly Period Ending:                            August 31, 1996



    This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1996, among Olympic Automobile Receivables Trust, 1996-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

    Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.  Collection  Account  Summary
    Available Funds:
                 Payments Received                                                   $20,197,674.90
                 Liquidation Proceeds (excluding Purchase Amounts)                      $939,216.73
                 Current Monthly Advances                                             $1,108,225.97
                 Amount of withdrawal, if any, from the Reserve Account                       $0.00
                 Monthly Advance Recoveries                                            ($755,034.56)
                 Purchase Amounts-Warranty and Administrative Receivables                $16,709.00
                 Purchase Amounts - Liquidated Receivables                                    $0.00
                 Income from investment of funds in Trust Accounts                       $59,442.94
                                                                                   ------------------
    Total Available Funds                                                                                $21,566,234.98
                                                                                                        -----------------
                                                                                                        -----------------
    Amounts Payable on Distribution Date:
                 Reimbursement of Monthly Advances                                            $0.00
                 Backup Servicer Fee                                                          $0.00
                 Basic Servicing Fee                                                    $432,510.41
                 Trustee and other fees                                                       $0.00
                 Class A-1  Interest Distributable Amount                                     $0.00
                 Class A-2  Interest Distributable Amount                               $769,246.50
                 Class A-3  Interest Distributable Amount                               $498,750.00
                 Class A-4  Interest Distributable Amount                               $609,375.00
                 Class A-5  Interest Distributable Amount                               $250,000.00
                 Class A-6  Interest Distributable Amount                                $87,725.00
                 Noteholders' Principal Distributable Amount                         $15,945,679.20
                 Certificate  Interest Distributable Amount                             $256,900.63
                 Certificate  Principal Distributable Amount                          $1,784,964.09
                 Amounts owing and not paid to Security Insurer under
                      Insurance Agreement                                                     $0.00
                 Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                 Spread Account Deposit                                                 $931,084.16
                                                                                   ------------------
    Total Amounts Payable on Distribution Date                                                           $21,566,234.98
                                                                                                        -----------------
                                                                                                        -----------------

                                                                Page 1


II. Available  Funds

    Collected Funds (see V)
                 Payments Received                                                   $20,197,674.90
                 Liquidation Proceeds (excluding Purchase Amounts)                       $939,216.7      $21,136,891.63
                                                                                   ------------------
    Purchase Amounts                                                                                         $16,709.00

    Monthly Advances
                 Monthly Advances - current Monthly Period (net)                        $353,191.41
                 Monthly Advances - Outstanding Monthly Advances
                      not otherwise reimbursed to the Servicer                                $0.00         $353,191.41
                                                                                   ------------------
    Purchase Amounts
    Income from investment of funds in Trust Accounts                                                        $59,442.94
                                                                                                        ---------------
    Available Funds                                                                                      $21,566,234.98
                                                                                                        ---------------
                                                                                                        ---------------

III. Amounts Payable on Distribution Date

    (i)(a)     Taxes due and unpaid with respect to the Trust
               (not otherwise paid by OFL or the Servicer)                                                        $0.00

    (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
               to Servicer and to be reimbursed on the Distribution Date)                                         $0.00

    (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                    $0.00

     (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                   Owner Trustee                                                              $0.00
                   Administrator                                                              $0.00
                   Indenture Trustee                                                          $0.00
                   Indenture Collateral Agent                                                 $0.00
                   Lockbox Bank                                                               $0.00
                   Custodian                                                                  $0.00
                   Backup Servicer                                                            $0.00
                   Collateral Agent                                                           $0.00               $0.00
                                                                                   ------------------
   (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                         $432,510.41

   (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                       $0.00

   (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
               returned for insufficient funds (not otherwise reimbursed to Servicer)                             $0.00

     (iv)      Class A-1  Interest Distributable Amount                                                           $0.00
               Class A-2  Interest Distributable Amount                                                     $769,246.50
               Class A-3  Interest Distributable Amount                                                     $498,750.00
               Class A-4  Interest Distributable Amount                                                     $609,375.00
               Class A-5  Interest Distributable Amount                                                     $250,000.00
               Class A-6  Interest Distributable Amount                                                      $87,725.00

      (v)      Noteholders' Principal Distributable Amount
                   Payable to Class A-1 Noteholders                                                               $0.00
                   Payable to Class A-2 Noteholders                                                      $15,945,679.20
                   Payable to Class A-3 Noteholders                                                               $0.00
                   Payable to Class A-4 Noteholders                                                               $0.00
                   Payable to Class A-5 Noteholders                                                               $0.00
                   Payable to Class A-6 Noteholders                                                               $0.00

     (vi)      Certificate Interest Distributable Amount                                                    $256,900.63

    (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note
               Distribution Account of any funds in the Class A-1 Holdback Subaccount
               (applies only on the Class A-1 Final Scheduled Distribution Date)                                  $0.00

   (viii)      Certificate Principal Distributable Amount                                                 $1,784,964.09

     (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                           $0.00
                                                                                                        -----------------

               Total amounts payable on Distribution Date                                                $20,635,150.82
                                                                                                        -----------------
                                                                                                        -----------------



IV. Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
    Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
    Class A-1 Maturity Shortfall

    Spread Account deposit:

             Amount of excess, if any, of Available Funds
               over total amounts payable (or amount of such
               excess up to the Spread Account Maximum Amount)                                              $931,084.16

    Reserve Account Withdrawal on any Determination Date:

             Amount of excess, if any, of total amounts payable over Available Funds
               (excluding amounts payable under item (vii) of Section III)                                        $0.00

             Amount available for withdrawal from the Reserve Account (excluding the
               Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
               (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
               of transfers of Subsequent Receivables)                                                            $0.00

             (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the Class
               A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

             Amount of withdrawal, if any, from the Reserve Account                                               $0.00

    Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

             Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds
             (b) Available Funds after payment of amounts set forth in item (v) of Section III                    $0.00

             Amount available in the Class A-1 Holdback Subaccount                                                $0.00

             (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
             of Section III) shall be withdrawn by the Indenture Trustee from the Class
             A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
             Account for payment to the Class A-1 Noteholders)

             Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                 $0.00

    Deficiency Claim Amount:

             Amount of excess, if any, of total amounts payable over funds available for withdrawal
             from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                          $0.00

             (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

    Pre-Funding Account Shortfall:

             Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
             Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
             the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
             Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                          $0.00

    Class A-1 Maturity Shortfall:

             Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
             the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
             pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                     $0.00

    (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
    Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
    Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the
    Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

V.  Collected Funds

    Payments Received:
                      Supplemental Servicing Fees                                                     $0.00
                      Amount allocable to interest                                            $5,620,703.42
                      Amounts allocable to principal                                         $14,576,971.48
                      Amount allocable to Insurance Add-On Amounts                                    $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                            ----------------

    Total Payments Received                                                                                    $20,197,674.90

    Liquidation Proceeds:
                      Gross amount realized with respect to Liquidated Receivables              $991,062.17

                      Less: (i) reasonable expenses incurred by Servicer
                        in connection with the collection of such Liquidated
                        Receivables and the repossession and disposition
                        of the related Financed Vehicles and (ii) amounts
                        required to be refunded to Obligors on such Liquidated Receivables      ($51,845.44)
                                                                                            ----------------

    Net Liquidation Proceeds                                                                                      $939,216.73

    Allocation of Liquidation Proceeds:
                      Supplemental Servicing Fees                                                     $0.00
                      Amount allocable to interest                                                    $0.00
                      Amounts allocable to principal                                                  $0.00
                      Amount allocable to Insurance Add-On Amounts                                    $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                          $0.00             $0.00
                                                                                            ----------------   ----------------
    Total Collected Funds                                                                                      $21,136,891.63
                                                                                                               ----------------
                                                                                                               ----------------

VI. Purchase Amounts Deposited in Collection Account

    Purchase Amounts - Warranty Receivables                                                                             $0.00
                      Amount allocable to interest                                                    $0.00
                      Amounts allocable to principal                                                  $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                          $0.00

    Purchase Amounts - Administrative Receivables                                                                  $16,709.00
                      Amount allocable to interest                                                    $0.00
                      Amounts allocable to principal                                             $16,709.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed to the
                        Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                              ---------------

    Total Purchase Amounts                                                                                         $16,709.00
                                                                                                               ----------------
                                                                                                               ----------------


VII. Reimbursement of Outstanding Monthly Advances

    Outstanding Monthly Advances                                                                                $1,420,053.29

    Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                 Payments received from Obligors                                               ($755,034.56)
                 Liquidation Proceeds                                                                 $0.00
                 Purchase Amounts - Warranty Receivables                                              $0.00
                 Purchase Amounts - Administrative Receivables                                        $0.00
                                                                                              ---------------
    Outstanding Monthly Advances to be netted against Monthly
       Advances for the current Monthly Period                                                                   ($755,034.56)

    Outstanding Monthly Advances to be reimbursed out of
       Available Funds on the Distribution Date                                                                  ($755,034.56)

    Remaining Outstanding Monthly Advances                                                                        $665,018.73

    Monthly Advances - current Monthly Period                                                                   $1,108,225.97
                                                                                                               ----------------

    Outstanding Monthly Advances - immediately following the Distribution Date                                  $1,773,244.70
                                                                                                               ----------------
                                                                                                               ----------------


VIII.Calculation of Interest and Principal Payments

A.  Calculation  of  Principal  Distribution  Amount
    Payments received allocable to principal                                                                   $14,576,971.48
    Aggregate of Principal Balances as of the Accounting Date of all
       Receivables that became Liquidated Receivables
       during the Monthly Period                                                                                $3,136,962.81
    Purchase Amounts - Warranty Receivables allocable to principal                                                      $0.00
    Purchase Amounts - Administrative Receivables allocable to principal                                           $16,709.00
    Amounts withdrawn from the Pre-Funding Account                                                                      $0.00
    Cram Down Losses                                                                                                    $0.00
                                                                                                                ---------------
    Principal Distribution Amount                                                                              $17,730,643.29
                                                                                                                ---------------
                                                                                                                ---------------

B.  Calculation of Class A-1 Interest Distributable Amount

    Class A-1 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-1 Noteholders on such Distribution Date)                               $0.00

    Multiplied by the Class A-1 Interest Rate                                                         5.25%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                     0.08333333             $0.00
                                                                                             ---------------
    Plus any unpaid Class A-1 Interest Carryover Shortfall                                                              $0.00
                                                                                                                ---------------

    Class A-1 Interest Distributable Amount                                                                             $0.00
                                                                                                                ---------------
                                                                                                                ---------------
C.  Calculation of Class A-2 Interest Distributable Amount

    Class A-2 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-2 Noteholders on such Distribution Date)                     $169,375,375.78

    Multiplied by the Class A-2 Interest Rate                                                         5.45%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                     0.08333333       $769,246.50
                                                                                             ---------------
    Plus any unpaid Class A-2 Interest Carryover Shortfall                                                              $0.00
                                                                                                                ---------------

    Class A-2 Interest Distributable Amount                                                                       $769,246.50
                                                                                                                ---------------
                                                                                                                ---------------

D.  Calculation of Class A-3 Interest Distributable Amount

    Class A-3 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-3 Noteholders on such Distribution Date)                     $105,000,000.00

    Multiplied by the Class A-3 Interest Rate                                                         5.70%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                     0.08333333       $498,750.00
                                                                                             ---------------

    Plus any unpaid Class A-3 Interest Carryover Shortfall                                                              $0.00
                                                                                                                ---------------

    Class A-3 Interest Distributable Amount                                                                       $498,750.00
                                                                                                                ---------------
                                                                                                                ---------------

E.  Calculation of Class A-4 Interest Distributable Amount

    Class A-4 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-4 Noteholders on such Distribution Date)                     $125,000,000.00

    Multiplied by the Class A-4 Interest Rate                                                         5.85%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                     0.08333333       $609,375.00
                                                                                             ---------------
    Plus any unpaid Class A-4 Interest Carryover Shortfall                                                              $0.00
                                                                                                                ---------------

    Class A-4 Interest Distributable Amount                                                                       $609,375.00
                                                                                                                ---------------
                                                                                                                ---------------

                                                                Page 5

F.  Calculation of Class A-5 Interest Distributable Amount

    Class A-5 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-5 Noteholders on such Distribution Date)                      $50,000,000.00

    Multiplied by the Class A-5 Interest Rate                                                         6.00%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                      0.0833333       $250,000.00
                                                                                             ---------------

    Plus any unpaid Class A-5 Interest Carryover Shortfall                                                              $0.00
                                                                                                                ---------------

    Class A-5 Interest Distributable Amount                                                                       $250,000.00
                                                                                                                ---------------
                                                                                                                ---------------

G.  Calculation of Class A-6 Interest Distributable Amount

    Class A-6 Monthly Interest Distributable Amount:

    Outstanding principal balance of the Class A-6 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-6 Noteholders on such Distribution Date)                      $17,400,000.00

    Multiplied by the Class A-6 Interest Rate                                                         6.05%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                     0.08333333        $87,725.00
                                                                                             ---------------

    Plus any unpaid Class A-6 Interest Carryover Shortfall                                                              $0.00
                                                                                                                ---------------

Class A-6 Interest Distributable Amount                                                                            $87,725.00
                                                                                                                ---------------
                                                                                                                ---------------

H.  Calculation of Noteholders' Interest Distributable Amount

    Class A-1 Interest Distributable Amount                                                           $0.00
    Class A-2 Interest Distributable Amount                                                     $769,246.50
    Class A-3 Interest Distributable Amount                                                     $498,750.00
    Class A-4 Interest Distributable Amount                                                     $609,375.00
    Class A-5 Interest Distributable Amount                                                     $250,000.00
    Class A-6 Interest Distributable Amount                                                      $87,725.00
                                                                                             ---------------

    Noteholders' Interest Distributable Amount                                                                  $2,215,096.50
                                                                                                                ---------------
                                                                                                                ---------------

I.  Calculation of Noteholders' Principal Distributable Amount:

    Noteholders' Monthly Principal Distributable Amount:

    Principal Distribution Amount                                                            $17,730,643.29

    Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date  for the preceding
       Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate Principal
       Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
       Accounting Date for the preceding Distribution Date)                                         89.93%     $15,945,679.20
                                                                                             ---------------

    Unpaid Noteholders' Principal Carryover Shortfall                                                                   $0.00
                                                                                                                ---------------

    Noteholders' Principal Distributable Amount                                                                $15,945,679.20
                                                                                                                ---------------
                                                                                                                ---------------

J.  Application of Noteholders' Principal Distribution Amount:

    Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
    (equal to entire Noteholders' Principal Distributable Amount until the principal balance
    of the Class A-1 Notes is reduced to zero)                                                                          $0.00
                                                                                                                ---------------
                                                                                                                ---------------

    Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
    (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
    Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
    thereafter, equal to the entire Noteholders' Principal Distributable Amount)                               $15,945,679.20
                                                                                                                ---------------
                                                                                                                ---------------


                                                                Page 6


K.  Calculation of Certificate Interest Distributable Amount

    Certificate Monthly Interest Distributable Amount:

    Certificate Balance (as of the close of business
       on the preceding Distribution Date)                                                   $52,250,974.90

    Multiplied by the Certificate Pass-Through Rate                                                   5.90%

    Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                     0.08333333       $256,900.63
                                                                                             ---------------

    Plus any unpaid Certificate Interest Carryover Shortfall                                                           $0.00
                                                                                                                ---------------

    Certificate Interest Distributable Amount                                                                     $256,900.63
                                                                                                                ---------------
                                                                                                                ---------------

L.  Calculation of Certificate Principal Distributable Amount:

    Certificate Monthly Principal Distributable Amount:

    Principal Distribution Amount                                                            $17,730,643.29

    Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the
       Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100%
       minus the Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution Date thereafter,  100% minus
       Noteholders' Percentage)                                                                      10.07%     $1,784,964.09
                                                                                             ---------------

Unpaid Certificate Principal Carryover Shortfall                                                                        $0.00
                                                                                                                ---------------

Certificate Principal Distributable Amount                                                                      $1,784,964.09
                                                                                                                ---------------
                                                                                                                ---------------

IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

    Amount on deposit in the  Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                 Pre-Funded Amount                                                                                 $13,860.51

                                                                                                                ---------------
                                                                                                                   $13,860.51
                                                                                                                ---------------
                                                                                                                ---------------

    Less:  withdrawals from the Pre-Funding Account in respect of transfers of
       Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
       (an amount equal to (a) $179,014,214.45 (the aggregate Principal Balance of Subsequent
       Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of
       Subsequent Receivables over (ii) $0))                                                                            $0.00

    Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1996
       Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
       Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date
       (see B below)                                                                                                    $0.00
                                                                                                                ---------------
    Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
                 Pre-Funded Amount                                                               $13,860.51
                                                                                             ---------------
                                                                                                                   $13,860.51
                                                                                                                ---------------
                                                                                                                ---------------


IX. Pre-Funding Account (cont.)

    B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
       Funding Period (May 1996 Distribution Date) or the Pre-Funded Amount being reduced
       to $100,000 or less on any Distribution Date                                                                         $0.00

    Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
       (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
       Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
       Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
       Amount and Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes,  the Class A-2 Notes, the Class A-3 Notes,
       the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
       and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
       Notional Balances (before giving effect to any adjustment thereto) for the Distribution
       Date on which the Repurchase Amount is to be paid to the June 2003
       Distribution Date, discounted to present value at a rate of 5.89%)                                                   $0.00

    C. Prepayment Premiums:

    Class A-1 Prepayment Premium                                                                                            $0.00
    Class A-2 Prepayment Premium                                                                                            $0.00
    Class A-3 Prepayment Premium                                                                                            $0.00
    Class A-4 Prepayment Premium                                                                                            $0.00
    Class A-5 Prepayment Premium                                                                                            $0.00
    Class A-6 Prepayment Premium                                                                                            $0.00

    Certificate Prepayment Premium                                                                                          $0.00


                                                                Page 8

X.  Reserve Account

    Requisite Reserve Amount:

    Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
       Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
       Class A-6 Notes and Certificates:

                 Product of (x)  5.67% (weighted average interest of Class A-1 Interest Rate,
                 Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5 Interest Rate
                 Class A-6 Interest Rate and Class B Pass-Through Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360, (y) $179,014,214.15 (the Pre-Funded Amount on such Distribution Date) and
                 (z)  30 (the number of days until the May 1996 Distribution Date))                                         $0.00

                 Less the product of (x) 2.5% divided by 360, (y) $179,014,214.15 (the Pre-Funded Amount on such
                 Distribution Date) and (z) 30 (the number of days until the May 1996 Distribution Date)                    $0.00
                                                                                                                       ------------

    Requisite Reserve Amount                                                                                                $0.00
                                                                                                                       ------------
                                                                                                                       ------------

    Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) as of the preceding Distribution Date or, in the case of the first
       Distribution Date, as of the Closing Date                                                                            $0.00

    Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
       Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
       from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                      $0.00

    Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
       Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
       General Partners from amounts withdrawn from the Pre-Funding Account in respect of
       transfers of Subsequent Receivables)                                                                                 $0.00

    Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
       to cover the excess, if any, of total amount payable over Available Funds (see IV above)                             $0.00
                                                                                                                       ------------

    Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) after the Distribution Date                                                                              $0.00
                                                                                                                       ------------
                                                                                                                       ------------

XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                         $0.00

    Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
       is greater than $0 (the Original Pool Balance after giving effect to the transfer of
       Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
       preceding the Distribution Date))                                                                                    $0.00

    Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
       a Class A-1 Maturity Shortfall (see IV above)                                                                        $0.00

    Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
       withdrawal to be released by the Indenture Trustee to the General Partners)                                          $0.00
                                                                                                                       ------------

    Class A-1 Holdback Subaccount immediately following the Distribution Date                                              $0.00
                                                                                                                       ------------
                                                                                                                       ------------


XII. Calculation of Servicing Fees
     Aggregate Principal Balance as of the first day of the Montly Period     $519,012,490.17
     Multiplied by Basic Servicing Fee Rate                                             1.00%
     Divided by Months per year                                                     0.083333%
                                                                             -------------------
     Basic Servicing Fee                                                                             $432,510.41

     Less: Backup Servicer Fees (annual rate of 1 bp)                                                      $0.00

     Supplemental Servicing Fees                                                                           $0.00
                                                                                                    ---------------
     Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $432,510.41
                                                                                                                    ---------------
                                                                                                                    ---------------

XIII. Information for Preparation of Statements to Noteholders

          a.     Aggregate principal balance of the Notes as of first day of Monthly Period
                   Class A-1 Notes                                                                                          $0.00
                   Class A-2 Notes                                                                                $169,375,375.78
                   Class A-3 Notes                                                                                $105,000,000.00
                   Class A-4 Notes                                                                                $125,000,000.00
                   Class A-5 Notes                                                                                 $50,000,000.00
                   Class A-6 Notes                                                                                 $17,400,000.00

          b.     Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                          $0.00
                   Class A-2 Notes                                                                                 $15,945,679.20
                   Class A-3 Notes                                                                                          $0.00
                   Class A-4 Notes                                                                                          $0.00
                   Class A-5 Notes                                                                                          $0.00
                   Class A-6 Notes                                                                                          $0.00

          c.     Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                          $0.00
                   Class A-2 Notes                                                                                $153,429,696.58
                   Class A-3 Notes                                                                                $105,000,000.00
                   Class A-4 Notes                                                                                $125,000,000.00
                   Class A-5 Notes                                                                                 $50,000,000.00
                   Class A-6 Notes                                                                                 $17,400,000.00

          d.     Interest distributed to Noteholders
                   Class A-1 Notes                                                                                          $0.00
                   Class A-2 Notes                                                                                    $769,246.50
                   Class A-3 Notes                                                                                    $498,750.00
                   Class A-4 Notes                                                                                    $609,375.00
                   Class A-5 Notes                                                                                    $250,000.00
                   Class A-6 Notes                                                                                     $87,725.00

          e.     Remaining Certificate Balance                                                                     $50,466,010.81

          f.     1. Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00
                 2. Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00
                 3. Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00
                 4. Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00
                 5. Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00
                 6. Class A-6 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00
                 7. Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)       $0.00
                 8. Class B Principal Carryover Shortfall, if any, (and change in amount from preceding statement)          $0.00

                                                                Page 10


XIV. Information for Preparation of Statements to Noteholders (continued)
          g.     Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1. Reserve Account                                                                        $0.00
                 2. Class A-1 Holdback Subaccount                                                          $0.00
                 3. Claim on the Note Policy                                                               $0.00

          h.     Remaining Pre-Funded Amount                                                                           $13,860.51

          i.     Remaining Reserve Amount                                                                                   $0.00

          j.     Amount on deposit on Class A-1 Holdback Subaccount                                                         $0.00

          k.     Prepayment amounts
                    Class A-1 Prepayment Amount                                                                             $0.00
                    Class A-2 Prepayment Amount                                                                             $0.00
                    Class A-3 Prepayment Amount                                                                             $0.00
                    Class A-4 Prepayment Amount                                                                             $0.00
                    Class A-5 Prepayment Amount                                                                             $0.00
                    Class A-6 Prepayment Amount                                                                             $0.00

          l.     Prepayment Premiums
                    Class A-1 Prepayment Premium                                                                            $0.00
                    Class A-2 Prepayment Premium                                                                            $0.00
                    Class A-3 Prepayment Premium                                                                            $0.00
                    Class A-4 Prepayment Premium                                                                            $0.00
                    Class A-5 Prepayment Premium                                                                            $0.00
                    Class A-6 Prepayment Premium                                                                            $0.00
          m.     Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                   paid by the Trustee on behalf of the Trust                                                         $432,510.41

          n.     Note Pool Factors (after giving effect to
                   distributions on the Distribution Date)
                    Class A-1 Notes                                                                                    0.00000000
                    Class A-2 Notes                                                                                    0.82934971
                    Class A-3 Notes                                                                                    1.00000000
                    Class A-4 Notes                                                                                    1.00000000
                    Class A-5 Notes                                                                                    1.00000000
                    Class A-6 Notes                                                                                    1.00000000

XV.  Information for Preparation of Statements to Certificateholders

          a.     Aggregate Certificate Balance as of first day of Monthly Period                                   $52,250,974.90

          b.     Amount distributed to Certificateholders allocable to principal                                    $1,784,964.09

          c.     Aggregate  Certificate Balance (after giving effect to
                    distributions on the Distribution Date)                                                        $50,466,010.81

          d.     Interest distributed to  Certificateholders                                                          $256,900.63

          e.     Remaining  Certificate Balance                                                                    $50,466,010.81

          f.     Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                       $0.00
                      Class A-2 Notes                                                                             $153,429,696.58
                      Class A-3 Notes                                                                             $105,000,000.00
                      Class A-4 Notes                                                                             $125,000,000.00
                      Class A-5 Notes                                                                              $50,000,000.00
                      Class A-6 Notes                                                                              $17,400,000.00

          g.     1. Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00
                 2.   Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)       $0.00
                 3.   Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)       $0.00
                 4.   Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)       $0.00
                 5.   Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)       $0.00
                 6.   Class A-6 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)       $0.00
                 7.   Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)     $0.00
                 8.   Certificate Principal Carryover Shortfall, if any, (and change in amount from preceding statement)    $0.00

          h.     Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.   Reserve Account                                                                     $0.00
                 2.   Spread Account                                                                      $0.00
                 3.   Claim on the Certificate Policy                                                     $0.00

          i.     Remaining Pre-Funded Amount                                                                           $13,860.51

          j.     Remaining Reserve Amount                                                                                   $0.00

          k.     Certificate Prepayment Amount                                                                              $0.00

          l.     Certificate Prepayment Premium                                                                             $0.00

          m.     Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                    paid by the Trustee on behalf of the Trust                                                        $432,510.41

          n.     Class B Pool Factor (after giving effect to distributions on the Distribution Date)                   0.93455576


XVI. Pool Balance and Aggregate Principal Balance

                    Original Pool Balance at beginning of Monthly Period                                          $599,986,139.49
                    Subsequent Receivables                                                                                  $0.00
                                                                                                                 ------------------
                    Original Pool Balance at end of Monthly Period                                                $599,986,139.49
                                                                                                                 ------------------
                                                                                                                 ------------------
                    Aggregate Principal Balance as of preceding Accounting Date                                   $519,012,490.17
                    Aggregate Principal Balance as of current Accounting Date                                     $501,281,846.88



               Monthly Period Liquidated Receivables               Monthly Period Administrative Receivables

                                             Loan #          Amount           Loan #                        Amount
                                             ------          -------          -------                        ------
                              see attached listing       $34,381.02         6154005401                  $16,709.00
                                                      $3,098,871.54                                          $0.00
                                                          $3,710.25                                          $0.00
                                                              $0.00                                          $0.00
                                                              $0.00                                          $0.00
                                                              -----                                          -----
                                                      $3,136,962.81                                     $16,709.00
                                                      -------------                                     ----------
                                                      -------------                                     ----------

XIII.   Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date)
        of all Receivables delinquent more than 30 days with
        respect to all or any portion of a Scheduled Payment
        as of the Accounting Date                                          $16,380,129.29

     Aggregate Principal Balance as of the Accounting Date                $501,281,846.88
                                                                       ------------------
     Delinquency Ratio                                                                                 3.26764861%
                                                                                                       -----------
                                                                                                       -----------













     IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.



                                  OLYMPIC  FINANCIAL  LTD.

                                  By:            /s/ Michael J. Sherman
                                                 -------------------------------
                                  Name:          Michael J. Sherman
                                                 -------------------------------
                                  Title:         Vice President / Treasurer
                                                 -------------------------------
                                  Page 12

                               Charge Off Transactions
                             For 8/01/1996 Thru 8/31/1996

         Control # 174

         C/O           Account  Loan                       Principal
        Type           Number   Name                      Charged Off
        ----        ---------- -------                   ------------
         FC         6423052501 JOHNSON                      19,357.85-
         FC         6423052501 JOHNSON                      19,357.85
                                                         ------------
                    TOTAL FC                                      .00

         FV         6154005401 RUSHING                      16,709.00
                                                         ------------
                    TOTAL FV                                16,709.00

         IS         0883000401 HERNANDEZ                     7,678.20
         IS         4733010401 NILES                           956.43
         IS         4736086301 SMITH                         2,340.95
         IS         5294137401 ANDREWS                         307.43
         IS         5298002501 PRUITT                        2,042.91
         IS         6366011101 GARZA                           692.76
         IS         6424064301 PRIER                        17,979.14
         IS         7565012501 ANTHLY                           12.75
         IS         8509026401 ROSENBALM                       763.95
         IS         9648043501 MAGISTRO                      1,606.50
                                                         ------------
                    TOTAL IS                                34,381.02

         NR         0072013101 JACKSON                       3,393.76
         NR         0109001301 RIGGAN                       12,717.24
         NR         0120012201 JOHNSON                       1,230.15
         NR         0421001301 FIELDS                       13,467.13
         NR         0436001701 RIVEROS                      13,112.12
         NR         O588000501 PARRISH                      15,982.69
         NR         0618001001 IVEY                         22,066.25
         NR         0663000101 DAVIS                        12,941.00
         NR         0765000201 KOONTZ                       19,055.81
         NR         0968002201 WILL                         13,616.55
         NR         1024002501 GREEN                        10,254.17
         NR         27460455O1 SPOWART                       9,105.03
         NR         2780083401 CULVER                        5,129.81
         NR         2781007701 ZARAGOZA                     10,463.63
         NR         2815023101 FASSBENDER                    5,610.99
         NR         2854095801 GALLEGOS                      3,397.24
         NR         2910009901 SCARR                         5,418.55
         NR         2933003201 MUNDEN                       12,567.45
         NR         2941000601 COSTA                         3,301.65
         NR         3099002501 MCCONNELL                     9,200.00
         NR         3113005001 HUCKABEE                     10,565.50
         NR         3122008401 OLSEN                        11,838.32
         NR         3142001001 STAGNER                      10,980.00
         NR         3660189801 AINSWORTH                     6,832.04
         NR         4056004001 CAMACHO                       9,451.25
         NR         4450009401 WAGNER                       21,916.50
         NR         4658111901 CACCASSE                     12,924.78
         NR         4663027401 ARCE                         12,293.00
         NR         4945001301 MORGAN                        9,556.92
         NR         5037017101 CHANEY                       11,320.33
         NR         5041013301 SPEER                        13,732.45
         NR         5069005201 BARLOW                       12,367.21
         NR         5072005901 WILCOXEN                     16,858.58
         NR         5073002901 WHITE                        20,466.36
         NR         5082069801 DAVIS                        11,818.84
         NR         5083014401 SIMPSON                      14,166.00
         NR         5096020601 BATES                        14,466.15
         NR         5100026401 MAGOUIRK                     16,296.68
         NR         5118047401 MOE                          19,375.41
         NR         5118052001 OAKLEY                       12,961.61
         NR         5147049201 STEVENS                       8,598.00
         NR         5157028101 ANDERSON                     17,416.50
         NR         5167084201 MARRTOTT                     15,010.00
         NR         5167084401 MCKENNEY                     15,639.70
         NR         5167084701 NICHOLS                      14,557.65
         NR         5167086101 ANDREWS                      14,229.18
         NR         5167086201 TISDALE                      16,491.64
         NR         5167092301 GARRETT                      14,931.33
         NR         5167099401 RUMPL                        18,179.56
         NR         5167104301 MAYS                         11,412.00
         NR         5173016401 BARFIELD                     13,266.44
         NR         5177002101 WILBURN                       9,566.16

                               Charge Off Transactiona
                             For 8/01/1996 Thru 8/31/1996

         Control # 174

         C/O           Account  Loan                       Principal
        Type           Number   Name                      Charged Off
        ----        ---------- -------                   ------------
         NR         5185008101 MOLINA                        7,363.08
         NR         5190065301 HAWTHORNE                    16,783.23
         NR         5190065401 RUSSELL                      18,415.74
         NR         5193012801 HARRIS                       14,216.74
         NR         5205005601 BAEZA                        11,801.76
         NR         5214024501 KIRK                         12,022.20
         NR         5214031101 KRAUS                         8,793.56
         NR         5224038301 DUNLOP                        1,097.10
         NR         5224038901 MELTON                       12,311.01
         NR         5224048001 RICHARDSON                   15,195.64
         NR         5224048801 NICKERSON                    18,687.96
         NR         5224050701 NICKERSON                    17,744.78
         NR         5224055801 HALLIWELL                     7,835.93
         NR         5224065301 SMITH                         9,159.78
         NR         5236003001 SEXTON                        8,786.00
         NR         5259005601 YARBOROUGH                    6,499.00
         NR         5275006101 QUINTANA                     17,340.93
         NR         5284014601 SHIFFLETT                    12,343.96
         NR         5286016101 JOHNSON                      14,007.93
         NR         5288037401 SELBY                        11,895.01
         NR         5294115601 SMITH                        14,789.00
         NR         5294128801 COOK                         23,999.00
         NR         5294142101 BEATTIE                      12,414.00
         NR         5294142701 PALONE                        7,035.00
         NR         5298000901 MCGEE                        16,049.39
         NR         5299005201 PICKENS                      17,948.58
         NR         5304013001 HARWELL                       9,863.49
         NR         5327024301 HUERTA                        8,189.83
         NR         5327024801 SALVATO                       9,849.62
         NR         5327035801 ASHTON                       17,178.03
         NR         5330022101 TUCKER                       22,466.74
         NR         5341000501 MCCALL                       17,101.50
         NR         5355000201 QUICK                         5,904.17
         NR         5358003201 SANCHEZ                      12,118.69
         NR         5362001701 FRENCH                        9,683.01
         NR         5371002101 MENDEZ                       12,405.86
         NR         5379002201 COX                          14,892.77
         NR         5680087401 STURGILL                     26,686.09
         NR         5990014201 DUNLAP                        7,851.09
         NR         6212018801 VARGAS                       18,906.75
         NR         6220070801 DUNN                         26,013.44
         NR         6230138801 NAFISI                        3,785.98
         NR         6231135101 BUNCH                        16,378.12
         NR         6237025901 SWEIS                        17,890.51
         NR         6241081001 NOVAK                        17,831.12
         NR         6247095601 BENNETT                       9,898.51
         NR         6276001501 BARRAGAN                      8,092.26
         NR         6276002101 LINAN                        10,340.00
         NR         6282013601 PRESSWOOD                    17,649.75
         NR         6282014101 SHUMWAY                      16,905.00
         NR         6296033301 STERBLING                    14,837.43
         NR         6297006101 NELSON                       21,704.40
         NR         6313029201 SAMS                         15,601.35
         NR         6327051801 DUCATTE                      10,883.36
         NR         6335019801 MARTINEZ                     17,507.62
         NR         6350010801 FAKE                         19,525.06
         NR         6351001601 MUSKE                        18,930.27
         NR         6421025001 CHAPA                        19,135.74
         NR         6421029701 CANTU                         9,135.53
         NR         6422019701 ESCAMILIA                    12,617.21
         NR         6422020001 ALFARO                       16,384.55
         NR         6423049901 MASSIE                       16,109.42
         NR         6423053701 WHITE                        10,832.31
         NR         6423054601 HUBBARD                      15,806.59
         NR         6423056001 WASHINGTON                   20,845.01
         NR         6424039301 MILLSAPS                     21,267.68
         NR         6424041901 CONWAY                       20,560.19
         NR         6424043001 MARTIN                       18,173.42
         NR         6424050401 COENSGEN                     20,686.46
         NR         6424050501 PORTER                       24,776.33
         NR         6424054401 BLACKSHIRE                   19,122.71
         NR         6424055101 BONAPARTE                    15,101.86
         NR         6424055201 SMITH                        30,855.60
         NR         6424066601 DORSEY                       25,598.67

                               Charge Off Transactions
                             For 8/01/1996 Thru 8/31/1996

         Control # 174

         C/O          Account   Loan                       Principal
        Type          Number    Name                      Charged Off
        ----        ---------- -------                   ------------
         NR         6424067701 LEROY                        24,440.14
         NR         6424068301 TOWNLEY                      21,601.53
         NR         6424068401 PUCKETT                      17,579.44
         NR         6424070001 HARGRAVE                     15,888.64
         NR         6427005101 MORALES                      26,118.26
         NR         6444013101 GREEN                        24,612.34
         NR         6444013201 WASHINGTON                   12,769.38
         NR         6444018101 ALLEN                        17,313.06
         NR         6445009201 DIRDEN                        6,747.00
         NR         6445010401 DANIELS                      18,387.87
         NR         6445015701 BATTLES                      26,269.58
         NR         6446012401 COLOMB                       22,266.62
         NR         6446014101 BELL                         15,673.50
         NR         6446014801 BROWN                        17,224.06
         NR         6447014401 KING                         15,359.72
         NR         6447014601 COLBERT                      17,063.80
         NR         6447014801 MORTON                       14,795.84
         NR         6447015301 LINDSEY                       5,997.27
         NR         6447022401 THORN                        13,294.08
         NR         6470002301 ROGERS                       17,211.23
         NR         6470003001 MCPHERSON                     8,946.91
         NR         6470003401 DIGGES                       19,841.15
         NR         6470003601 RAWLINSON                    15,969.84
         NR         6620018301 RUBY                          5,977.50
         NR         6620018901 STEVENSON                    16,387.50
         NR         6704043501 OGLE                         16,051.29
         NR         6704045501 LAMBSON                      12,586.21
         NR         6727003001 OWENS                        10,672.17
         NR         7010022001 RUFF                         17,286.11
         NR         7060087401 JAMES                         7,953.19
         NR         7060095601 WANTLAND                      8,503.08
         NR         7060103701 GLASS                        11,893.95
         NR         7060107001 ELZIE                        12,025.63
         NR         7090039201 HAIRE                        15,608.36
         NR         7105010801 BETTENCOUR                    8,451.76
         NR         7116106001 DOUGLAS                       9,782.50
         NR         7118016501 PIKE                          8,409.00
         NR         7123019601 GRAFF                         6,496.60
         NR         7131023901 OSORIO                       12,261.51
         NR         7172188401 HILL                         21,534.00
         NR         7172209101 RICO                          5,085.00
         NR         7181006401 POPARD                        8,055.21
         NR         7197026001 WENDELL                      12,359.15
         NR         7258010601 WILSON                       32,259.21
         NR         7258011201 FERGUSON                     11,825.09
         NR         7264014101 HAYES                        21,222.92
         NR         7268007201 ATKINS                       10,512.66-
         NR         7268007201 ATKINS                       11,412.86
         NR         7275001701 SANDERS                       5,031.04
         NR         7306014101 BAUTISTA                     10,894.16
         NR         7315005901 HARTUNG                      24,110.64
         NR         7365006501 VASQUEZ-QU                   13,504.00
         NR         7365009101 KISER                        16,757.52
         NR         7365010201 BAUMAN                       10,790.00
         NR         7365010901 BICKLING                      9,636.16
         NR         7394000401 PIRISINO                      5,690.03
         NR         7414000201 WESTIN                       14,l33.89
         NR         7466001401 DONAHUE                      l6,795.86
         NR         7544088101 PRICE                        14,809.17
         NR         7573012401 TEAGUE                        8,194.35
         NR         7616027501 BROCK                        13,618.84
         NR         7635007901 SIMS                         16,884.78
         NR         7654014601 RUSS                         20,500.00
         NR         7674001801 SMITH                         9,967.20
         NR         7698001601 NICHOLS                      10,494.04
         NR         7709005301 JOHNSON                       9,527.18
         NR         7724003801 WILLIAMS                      5,347.19
         NR         7743000101 WILSON                       13,998.00
         NR         7743000301 SCHMIDT                      15,993.22
         NR         8089046401 ROMERO                       17,734.17
         NR         8093011401 TUCSON                       10,891.89
         NR         8130004101 LUCERO                       24,485.99
         NR         8218007001 CLONINGER                    16,196.61
         NR         8218007701 BARO                         15,067.67

                               Charge Off Transactions
                             For 8/01/1996 Thru 8/31/1996

         Control # 174

         C/O          Account   Loan                       Principal
        Type          Number    Name                      Charged Off
        ----        ---------- -------                   ------------
         NR         8241002101 JOHNSON                      11,114.83
         NR         8477011001 JACKSON                      13,772.35
         NR         8486005901 CAVENDER                     11,871.12
         NR         8486006801 PRYOR                        18,094.06
         NR         8486008501 WISEMAN                      12,838.17
         NR         8509025401 GOINS                        17,922.51
         NR         8509026501 LAWSON                       20,336.88
         NR         9250043101 TUCKER                        6,854.65
         NR         9279006101 DENMAN                        9,477.83
         NR         9328036001 TURNER                       19,089.10
         NR         9364098501 EVERETT                      12,845.10
         NR         9375072501 PETERS                       26,734.24
         NR         9383020901 CAPELL                       11,847.01
         NR         9384013401 SCOTT                         9,079.37
         NR         9393011401 MUTSCHLER                    14,623.62
         NR         9599006001 THROWER                      12,835.01
         NR         9601037801 GOMEZ                        19,539.51
         NR         9601038901 MARSHALL                     22,203.92
         NR         9630024501 BARNES                       23,947.58
         NR         9648044901 GRIFFIN                      13,897.96
                                                         ------------
                    TOTAL NR                             3,098,871.54

                                                         ------------
                    TOTAL RI                                      .00

         RR         6424046701 JOHNSON                      21,569.45-
         RR         6424046701 JOHNSON                      21,569.45
                                                         ------------
                    TOTAL RR                                      .00

         SB         0100010101 DANKO                           483.16
         SB         0498000501 HERRING                          23.96
         SB         0510002501 MARSHALL                          7.07
         SB         0590002501 AKRE                              1.07
         SB         0722000401 HANLEY                           10.56
         SB         1520002601 BROWN                             2.62
         SB         2723103301 PEACH                            15.03
         SB         2746043601 HURTADO                          37.86
         SB         2780086501 MANALO                           11.60
         SB         2780102501 BELTRAN                         172.96
         SB         2854096401 KNOPS                            10.32
         SB         2929003201 PARROTT                          30.09
         SB         3100012301 CASSIDY                           5.39
         SB         4009014501 GAULRAPP                         33.36
         SB         4082000201 JENKINS                         112.79
         SB         4911002501 ROTONDO                          58.84
         SB         4911002701 PROKUP                           57.53
         SB         4981001201 ODELL                            15.24
         SB         5044026301 SWINDELHUR                       42.35
         SB         5082078801 TURNER                           20.16
         SB         5348005201 JACKSON                         270.00
         SB         5368006801 ABBOTT                           16.90
         SB         6080007701 ACOFF                            88.26
         SB         6166006001 BETTENCOUR                      129.20
         SB         6264034101 GREER                            12.12
         SB         6302060201 GRABBERT                        170.10
         SB         6341002401 SALINAS                         309.37
         SB         6364018201 HAMMACK                          22.53
         SB         6447016301 PAYNE                           663.56
         SB         6554000801 COWAN                            13.30
         SB         6613075901 OVERKAMP                         75.14
         SB         6630012401 LEOME                            10.76
         SB         6754006301 GUDIC                             4.98
         SB         6870003201 TYLER                            12.66
         SB         6870003501 TRAM                              8.20
         SB         7126019201 SALOIS                           18.97
         SB         7168031001 SCHOENING                        25.25
         SB         7174009001 MCQUEEN                          10.08
         SB         7255004001 GERMANN                         147.21
         SB         7282018001 ROMERO                          150.52
         SB         7331004401 VONDERHAAR                       19.80
         SB         7355003301 GRAHAM                           29.56
         SB         7361015701 QUINTANELL                       55.52

                               Charge Off Transactions
                             For 8/01/1996 Thru 8/31/1996

Control # 174

         C/O          Account   Loan                       Principal
        Type          Number    Name                      Charged Off
        ----        ---------- -------                   ------------
         SB         7375002601 MORALES                          20.85
         SB         7465028201 TURNER                           11.97
         SB         7677007501 BROOKS                           16.55
         SB         8016043501 SULLIVAN                         10.30
         SB         9003000501 SPENCE                          203.32
         SB         9334040101 WARTHEN                          19.52
         SB         9629018701 BURGESS                            .06
         SB         9664022601 WHITE                            11.73
                                                         ------------
                    TOTAL  SB                                3,710.25

TOTAL FOR CTL #           174                            3,153,671.81
                                                         ------------
                                                         ------------